EXHIBIT 8(d)

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[USAA EAGLE LOGO]USAA CAPITAL CORPORATION
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                 9800 Fredericksburg Road, F3E, San Antonio, Texas 78288


January 10, 2001


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:  Michael J. C. Roth, President
            James M. Middleton, President

Gentlemen:

This Facility Agreement Letter (this "Agreement") sets forth the terms and conditions for loans (each a "Loan" and collectively the "Loans") which USAA Capital Corporation ("CAPCO") agrees to make during the period commencing January 10, 2001 and ending January 9, 2002 (the "Facility Period") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "Borrower" and collectively the "Borrowers"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "Fund" and collectively the "Funds"), under a master revolving credit facility (the "Facility"). This Agreement replaces in its entirety those certain Facility Agreement Letters dated January 11, 2000 and March 1, 2000, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

         1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, Four Hundred Million United States Dollars (U.S. $400,000,000) (the "Commitment"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (hereinafter defined) shall not exceed the percentage (the "Borrowing Limit") of the total assets of such Fund as set forth on SCHEDULE A hereto.

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         2. PURPOSE AND  LIMITATIONS ON BORROWINGS.  Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility for the benefit of such Fund, if the aggregate amount of such Loan and such other loan exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order or restriction.

                  3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, as to the investment companies except USAA Life Investment Trust, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the Bank of America, N.A. ("Bank of America") 364-day committed $100,000,000 Master Revolving Credit Facility, the Borrower will in the absence of predominating circumstances, borrow from Bank of America. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate plus 1 percent (100 basis points) but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

         4.  ADVANCES,   PAYMENTS,   PREPAYMENTS  AND  READVANCES.   Upon  each
Borrower's request, and subject to the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder.
Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).
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                  5. FACILITY FEE.  Beginning  with the date of this  Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "Facility Fee"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrower's and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to Section 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .08 of one percent (8 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements. The Facility Fee shall be payable quarterly in arrears beginning March 31, 2001, and upon termination of the Facility (whether by acceleration or otherwise).

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three (3) business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of Five Million United States Dollars (U.S. $5,000,000) or any larger integral multiple of One Million United States Dollars (U.S. $1,000,000) (except that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

         7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

         8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; provided, however, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

         9. LOAN REQUESTS. Each request for a Loan (each a "Borrowing Notice") shall be in writing by the applicable Borrower, except that such Borrower may make an oral request (each an "Oral Request") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("Terms") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit
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of each such Fund,  (v)  whether  such Loan shall  bear  interest  based on the
Federal Funds Rate or the London Interbank Offered Rate, and (vi) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio time on the day the Loan is requested to be made if such Loan is to bear interest based on the Federal Funds Rate or by 10:00 a.m. San Antonio time on the second business day before the Loan is requested to be made if such Loan is to bear interest based on the London Interbank Offered Rate.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in Section 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

         10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of such Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B to this Agreement or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in Section 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

         11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) Resolutions of each Borrower's Trustees or Board of Directors authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to
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this Agreement,  authorizing certain individuals ("Authorized Individuals"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

         12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally makes on behalf of, each of its respective series of Funds comprising such Borrower, the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable of such Borrower, or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

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                  (d) SEC COMPLIANCE.  Such Borrower and the applicable Fund(s)
are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

         13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such

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Borrower or the  applicable  Fund(s) to perform  their  respective  obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

                  (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

         14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Not to incur any indebtedness for borrowed money (other than pursuant to a $100,000,000 committed master revolving credit facility with Bank of America (the "Other Facility") and overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) except the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; provided that a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

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         15. EVENTS OF DEFAULT. If any of the  following events (each an "Event of Default") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in Section 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in Section 14 hereof;

                  (d) A Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

                  (f) USAA Investment Management Company or any successor manager or investment adviser, provided that such successor is a wholly-owned subsidiary of CAPCO, shall cease to be the manager and investment advisor of a Fund; or

                  (g) An event of default shall occur and be continuing under any other facility with respect to a Fund;

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make Loans hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

         16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO,

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which consent will not be unreasonably withheld:

                  (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "Borrower" hereunder; and

                  (b) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

         17. LIMITED RECOURSE. CAPCO agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

         18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

         19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

         20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

         21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

         22. NOTICES. All notices hereunder and all written, facsimiled or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to CAPCO as indicated on EXHIBIT C. Written communications shall be deemed to have been duly given and made as follows: If sent by mail, seventy-two (72) hours after deposit in the mail with first-class postage prepaid, addressed as provided in EXHIBIT B (the Borrowers) and EXHIBIT C (CAPCO); and in the case of facsimile or telecopy, when the facsimile or telecopy is received if on a business day or otherwise on the next business day.

         23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof.

         25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers, not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto, and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION

By:      /S/ EDWIN T. MCQUISTON
         ---------------------------
         Edwin T. McQuiston
         Senior Vice President-Treasurer


AGREED AND ACCEPTED this 10th
Day of January, 2001.

USAA MUTUAL FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHALE J. C. ROTH
         ----------------------------
         Michael J. C. Roth
         President


USAA INVESTMENT  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement

By:      /S/ MICHAEL J. C. ROTH
         ---------------------------
         Michael J. C. Roth
         President

USAA TAX EXEMPT FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement



By:      /S/ MICHAEL J. C. ROTH
         ---------------------------
         Michael J. C. Roth
         President

USAA STATE TAX-FREE TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement

By:      /S/ MICHAEL J. C. ROTH
         ---------------------------
         Michael J. C. Roth
         President


USAA LIFE INVESTMENT TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement

By:      /S/ JAMES M. MIDDLETON
         ---------------------------
         James M. Middleton
         President

                                   SCHEDULE A

                 FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
                  UNDER FACILITY AGREEMENT AND BORROWING LIMIT

Borrower                        Funds              Maximum Percent of the Total
                                                   Assets Which Can Be Borrowed
                                                   Under Facility Agreement With
                                                   CAPCO

USAA Mutual Fund, Inc.     USAA Aggressive Growth        5% of Total Assets
                           USAA Growth & Income                    "
                           USAA Income Stock                       "
                           USAA Short-Term Bond                    "
                           USAA Money Market                       "
                           USAA Growth                             "
                           USAA Income                             "
                           USAA S&P 500 Index                      "
                           USAA Science & Technology               "
                           USAA First Start Growth                 "
                           USAA High Yield Opportunities           "
                           USAA Intermediate-Term Bond             "
                           USAA Small Cap Stock                    "
                           USAA Extended Market Index              "
                           USAA Nasdaq-100 Index                   "
                           USAA Global Titans Index                "
                           USAA Capital Growth                     "

USAA Investment Trust      USAA Cornerstone Strategy               "
                           USAA Gold                               "
                           USAA International                      "
                           USAA World Growth                       "
                           USAA GNMA Trust                         "
                           USAA Treasury Money Market Trust        "
                           USAA Emerging Markets                   "
                           USAA Growth and Tax Strategy            "
                           USAA Balanced Strategy                  "
                           USAA Growth Strategy                    "
                           USAA Income Strategy                    "

USAA Tax Exempt Fund, Inc. USAA Long-Term                          "
                           USAA Intermediate-Term                  "
                           USAA Short-Term                         "
                           USAA Tax Exempt Money Market            "

                           USAA California Bond                    "
                           USAA California Money Market            "
                           USAA New York Bond                      "
                           USAA New York Money Market              "
                           USAA Virginia Bond                      "
                           USAA Virginia Money Market              "

USAA State Tax-Free Trust  USAA Florida Tax-Free Income            "
                           USAA Florida Tax-Free Money Market      "

USAA Life Investment Trust USAA Life Money Market Fund             "
                           USAA Life Income Fund                   "
                           USAA Life Growth and Income Fund        "
                           USAA Life World Growth Fund             "
                           USAA Life Diversified Assets Fund       "
                           USAA Life Aggressive Growth Fund        "
                           USAA Life International Fund            "

                                   EXHIBIT A

                          MASTER GRID PROMISSORY NOTE

U.S. $400,000,000                                       Dated: January 10, 2001


         FOR VALUE RECEIVED, each of the undersigned (each a "Borrower" and collectively the "Borrowers"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "Fund" and collectively the "Funds") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 10, 2001 (as amended or modified, the "Agreement"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 11, 2001, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 11, 2001.

         This Note shall be governed by the laws of the state of Texas.

                                          USAA MUTUAL FUND, INC.,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J. C. Roth
                                              President

                                          USAA INVESTMENT TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J. C. Roth
                                              President

                                          USAA TAX EXEMPT FUND, INC.,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J.C. Roth
                                              President

                                          USAA STATE TAX-FREE TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J.C. Roth
                                              President

                                          USAA LIFE INVESTMENT TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement

                                          By: /S/ JAMES M. MIDDLETON
                                              ---------------------------------
                                              James M. Middleton
                                              President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 10, 2001, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST, not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower payable to the order of USAA CAPITAL CORPORATION.

================= ============ ============== ====================

Date of Loan      Borrower     Amount of      Type of Rate and
                  and Fund     Loan           Interest Rate on
                                              Date of Borrowing

----------------- ------------ -------------- --------------------
----------------- ------------ -------------- --------------------



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================= ============ ============== ====================


================ =============== ============== ===============

Amount of        Date of         Other          Notation made
Principal        Repayment       Expenses       by
Repaid

---------------- --------------- -------------- ---------------
---------------- --------------- -------------- ---------------



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================ =============== ============== ===============

                                   EXHIBIT B
                           USAA CAPITAL CORPORATION
                                MASTER REVOLVING
                           CREDIT FACILITY AGREEMENT
                           BORROWER INFORMATION SHEET

BORROWERS:    USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
              TAX EXEMPT FUND, INC. AND USAA STATE TAX-FREE TRUST


ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWERS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express, 78240)

                           Attention:       Kenneth E. Willmann
                                            Senior Vice President,
                                            Fixed Income Investments
                           Telephone:       (210) 498-7320
                           Telecopy:        (210) 498-4174

                                            David G. Peebles
                                            Senior Vice President,
                                            Equity Investments
                           Telephone:       (210) 498-7340
                           Telecopy:        (210) 498-2954



ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express, 78240)

                           Attention:       Roberto Galindo, Jr.
                           Telephone:       (210) 498-7261
                           Telecopy:        (210) 498-0382 or 498-7819
                           Telex:           767424

BORROWER:         USAA LIFE INVESTMENT TRUST


ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THE BORROWER:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express, 78240)

                           Attention:       Larkin W. Fields
                                            Senior Vice President
                                            USAA Life Insurance Company
                           Telephone:       (210) 498-6736
                           Telecopy:        (210) 498-4624


ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express, 78240)

                           Attention:       Primary - Larkin W. Fields
                                            Senior Vice President
                                            USAA Life Insurance Company
                           Telephone:       (210) 498-6736
                           Telecopy:        (210) 498-4624

                           Copies to:       Roberto Galindo, Jr.
                           Telephone:       (210) 498-7261
                           Telecopy:        (210) 498-0382 or 498-7819
                           Telex:           767424


INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS               CHIPS
            ----------           ----------

TO:      (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE),
          CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.
---------------------

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                 ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                   ACCT.# 6938-519-3

USAA INCOME STOCK FUND                      ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                   ACCT.# 6938-517-7

USAA MONEY MARKET FUND                      ACCT.# 6938-498-0

USAA GROWTH FUND                            ACCT.# 6938-490-7

USAA INCOME FUND                            ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND              ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                ACCT.#6938-468-3

USAA HIGH YIELD OPPORTUNITIES FUND          ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND            ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                   ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                  ACCT.#6938-794-2

USAA GLOBAL TITANS INDEX FUND               ACCT.#6938-795-9

USAA CAPITAL GROWTH FUND                    ACCT.#6938-796-7

BANKERS TRUST COMPANY, NEW YORK, NEW YORK
-----------------------------------------

ABA #021001033

USAA S&P 500 INDEX FUND                     ACCT.#096699

THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK
--------------------------------------------

ABA #021000021

USAA EXTENDED MARKET INDEX FUND             ACCT.#P83544

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011000028

USAA CORNERSTONE STRATEGY FUND              ACCT.# 6938-487-3

USAA GOLD FUND                              ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                     ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                      ACCT.# 6938-504-5

USAA GNMA TRUST                             ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST            ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                  ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND           ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                 ACCT.# 6938-507-8

USAA GROWTH STRATEGY FUND                   ACCT.# 6938-510-2

USAA INCOME STRATEGY FUND                   ACCT.# 6938-508-6

USAA TAX EXEMPT FUND, INC.
--------------------------

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
-----------------------------------------------------------

ABA #011000028

USAA LONG-TERM FUND                         ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                 ACCT.# 6938-496-4

USAA SHORT-TERM FUND                        ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND           ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                   ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND           ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                     ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND             ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                     ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND             ACCT.# 6938-513-6

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND           ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND     ACCT.# 6938-467-5

USAA LIFE INVESTMENT TRUST
--------------------------

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011000028

USAA LIFE MONEY MARKET FUND                 ACCT.# 6938-608-5

USAA LIFE INCOME FUND                       ACCT.# 6938-607-6

USAA LIFE GROWTH AND INCOME FUND            ACCT.# 6938-606-8

USAA WORLD GROWTH FUND                      ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND           ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND            ACCT.# 6938-608-4

USAA LIFE INTERNATIONAL FUND                ACCT.# 6938-609-2

                                   EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                            USAA Capital Corporation
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                            Attention:     Edwin T. McQuiston
                            Telephone No.: (210) 498-2296
                            Telecopy No.:  (210) 498-6566

                                   EXHIBIT D

                             OFFICER'S CERTIFICATE

Michael D. Wagner hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust; and Cynthia A. Toles hereby certifies she is the duly elected Secretary of USAA Life Investment Trust. The undersigned hereby certify that they are authorized to execute this Certificate on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust. The undersigned hereby further certifies to the following:

Except as noted below, any two of the following officers are duly authorized to act on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowing and payments pursuant to the committed Master Revolving Credit Agreement with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                                OFFICE                    SIGNATURE
----                                ------                    ---------

Robert G. Davis            President and CEO              /S/ ROBERT G. DAVID
                           USAA                           ---------------------


Josue Robles, Jr.          Senior Vice President,
                           Chief Financial Officer/
                           Corporate Treasurer            /S/ JOSUE ROBLES JR.
                           USAA                           ---------------------


Larkin W. Fields           Treasurer
                           (USAA Life Investment          /S/ LARKIN W. FIELDS
                           Trust only)                    ---------------------

Sherron A. Kirk            Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust      /S/SHERRON A. KIRK
                           only)                          ---------------------

Edwin T. McQuiston         Senior Vice President,
                           Treasury Operations and
                           Assistant Treasurer           /S/ EDWIN T. MCQUISTON
                           USAA                          ----------------------

Laurie B. Blank            Vice President,
                           Enterprise Risk Management
                           Assistant Treasurer           /S/ LAURIE B. BLANK
                           USAA                          ----------------------

IN WITNESS WHEREOF, I have executed the Certificate as of this 10th day of January, 2001.
                                                      /S/ MICHAEL D. WAGNER
                                                      ------------------------
                                                      Michael D. Wagner
                                                      Secretary

                                                      /S/ CYNTHIA A. TOLES
                                                      ------------------------
                                                      Cynthia A. Toles
                                                      Secretary

                          MASTER GRID PROMISSORY NOTE

U.S. $400,000,000                                       Dated: January 10, 2001

         FOR VALUE RECEIVED, each of the undersigned (each a "Borrower" and collectively the "Borrowers"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "Fund" and collectively the "Funds") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 10, 2001 (as amended or modified, the "Agreement"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 11, 2001, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 11, 2001.

         This Note shall be governed by the laws of the state of Texas.

                                          USAA MUTUAL FUND, INC.,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J. C. Roth
                                              President

                                          USAA INVESTMENT TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement


                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J. C. Roth
                                              President

                                          USAA TAX EXEMPT FUND, INC.,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement

                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J. C. Roth
                                              President

                                          USAA STATE TAX-FREE TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the Agreement

                                          By: /S/ MICHAEL J. C. ROTH
                                              ---------------------------------
                                              Michael J.C. Roth
                                              President

                                          USAA LIFE INVESTMENT TRUST,
                                          on behalf of and for the benefit
                                          of its series of Funds as set forth
                                          on Schedule A to the  Agreement

                                          By: /S/ JAMES M. MIDDLETON
                                              ---------------------------------
                                              James M. Middleton
                                              President

                             OFFICER'S CERTIFICATE


Michael D. Wagner hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust; and Cynthia A. Toles hereby certifies she is the duly elected Secretary of USAA Life Investment Trust. The undersigned hereby certify that they are authorized to execute this Certificate on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust. The undersigned hereby further certifies to the following:

Except as noted below, any two of the following officers are duly authorized to act on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowing and payments pursuant to the committed Master Revolving Credit Agreement with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                          OFFICE                        SIGNATURE
----                          ------                        ---------

Robert G. Davis            President and CEO             /S/ ROBERT G. DAVIS
                           USAA                          ----------------------

Josue Robles, Jr.          Senior Vice President,
                           Chief Financial Officer/
                           Corporate Treasurer          /S/ JOSUE ROBLES JR.
                           USAA                         -----------------------


Larkin W. Fields           Treasurer
                           (USAA Life Investment         /S/ LARKIN W. FIELDS
                           Trust only)                   ----------------------


Sherron A. Kirk            Treasurer
                           (USAA Mutual Fund, Inc.
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust     /S/ SHERRON A. KIRK
                           only)                         ----------------------


Edwin T. McQuiston         Senior Vice President,
                           Treasury Operations and
                           Assistant Treasurer           /S/ EDWIN T. MCQUISTON
                           USAA                          ----------------------

Laurie B. Blank            Vice President,
                           Enterprise Risk Management
                           and Assistant Treasurer       /S/ LAURIE B. BLANK
                           USAA                          ----------------------


IN WITNESS WHEREOF, I have executed the Certificate as of this 10th day of January, 2001.
                                                         /S/ MICHAEL D. WAGNER
                                                         ----------------------
                                                         Michael D. Wagner
                                                         Secretary

                                                         /S/ CYNTHIA A. TOLES
                                                         ----------------------
                                                         Cynthia A. Toles
                                                         Secretary